As filed with the Securities and Exchange Commission on August 12, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 9, 2010

TRIANGLE PETROLEUM CORPORATION
(Exact name of registrant as specified in charter)

Nevada	0-51321	98-0430762
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	file number)	Identification No.)

1625 Broadway, Suite 780, Denver, CO 80202
(Address of principal executive offices)

Registrant's telephone number, including area code: (303) 260-7125

Suite 1250, 521-3rd Avenue SW Calgary, Alberta, Canada T2P 3T3
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

As of August 9, 2010, Triangle Petroleum Corporation (the “Company”) has completed its previously announced private placement with certain accredited investors, pursuant to which such investors purchased an aggregate of 2,044,187 shares of common stock of the Company at a purchase price of $0.43 per share, yielding aggregate gross proceeds to the Company of approximately $880,000 and net proceeds of approximately $836,000.

The shares are being offered and sold in reliance on the private placement exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder (“Regulation D”).  The Company has relied on this exemption based on applicable facts, including that (i) the offers and sales were made to a limited number of persons, all of whom represented that they are “accredited investors” (as such term is defined in Regulation D), (ii) no general solicitation or advertising having been used in connection with the offering and sale of the shares and (iii) the investors’ representations that they are acquiring the shares for investment only.

The shares are not registered under the Securities Act, and therefore may not be offered or sold absent registration or an applicable exemption from registration.  This is not an offer to sell or a solicitation of an offer to buy any security, nor is this an offer to sell or a solicitation of an offer to buy any security in any jurisdiction in which such offer or sale would be unlawful.

The information included under Item 8.01 is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On August 9, 2010, Triangle Petroleum Corporation announced an update to its North Dakota and Canadian operations.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 7.01.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2, is furnished pursuant to, and shall not be deemed to be "filed" for the purposes of, Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information contained in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or any other document filed pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.  By filing this Current Report on Form 8-K and furnishing the information contained in this Item 7.01, including Exhibit 99.2, the Company makes no admission as to the materiality of any such information that it is furnishing.

Item 8.01.  Other Events.

As described above, the Company completed its previously announced private placement of common stock as of August 9, 2010.  A copy of the press release announcing the closing of the private placement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Exhibit No.	Description

99.1	Press Release Announcing Closing of Private Placement
99.2	Press Release Announcing Operational Update to North Dakota and Canadian Operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2010	TRIANGLE PETROLEUM CORPORATION

	By:	/s/ Jonathan Samuels
Jonathan Samuels
Chief Financial Officer

Index to Exhibits

Exhibit
Number	Description

99.1	Press Release Announcing Closing of Private Placement
99.2	Press Release Announcing Operational Update to North Dakota and Canadian Operations